                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report:  September 2, 2003


                               Emerson Radio Corp.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                       0-25226                       22-3285224
---------------               ----------------              -------------------
(State or other               (Commission File                (IRS Employer
jurisdiction of                     Number)                 Identification No.)
incorporation)


                   9 Entin Road, Parsippany, New Jersey 07054
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (973) 884-5800


                                 Not Applicable

--------------------------------------------------------------------------------
            (Former Address, if changed since Last Report) (Zip Code)

ITEM 5.       OTHER EVENTS

         On September 2, 2003, Emerson Radio Corp. issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EMERSON RADIO CORP.



                                  By: /s/ KENNETH A. CORBY
                                     -----------------------------------------
                                     Name:  Kenneth A. Corby
                                     Title: Executive Vice President and Chief
                                            Financial Officer

Dated:  September 2, 2003





                                      -3-